UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

FILED BY THE REGISTRANT [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                  WI-TRON, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
          (Name of Person(s) Filing Proxy Statement if other than Registrant)

PAYMENT FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A

(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

(1) Amount Previously Paid: N/A

(2) Form, Schedule or Registration Statement No.: N/A

(3) Filing Party: N/A

(4) Date Filed: N/A

                              [WI-TRON LETTERHEAD]




June 23, 2006

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Wi-Tron, Inc. (the "Company") to be held at 11:00 a.m., August 1, 2006 at our corporate offices, which are located at 59 LaGrange Street, Raritan, New Jersey 08869

At this meeting, you will be asked to consider and vote, in person or by proxy, on the following matters:

     o Election of five directors to the board of directors for the following year and until their successors are elected. The board of directors unanimously recommends a vote FOR election of the nominees on the enclosed proxy card.

     o Ratification of the appointment of KBL, LLP as our independent auditors. The board of directors unanimously recommends a vote FOR this proposal.

     o Transaction of such other business as may properly come before the meeting or any adjournment.

The official notice of meeting, proxy statement, and proxy card are included with this letter. The matters listed in the notice of meeting are described in detail in the accompanying proxy statement. We are also providing you with a copy of our annual report on Form 10-KSB for our fiscal year ended December 31, 2005.

Whether or not you expect to attend, the board of directors urges you to vote your shares by signing, dating, and returning the enclosed proxy card in the envelope provided, which is postage-paid if mailed in the United States.

Thank you for your continued interest in the Company.

Very truly yours,

/s/ Joseph Nordgaard

Joseph Nordgaard,
Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                  WI-TRON, INC.


To the Shareholders of Wi-Tron, Inc.

We hereby notify you that the annual meeting of shareholders of Wi-Tron, Inc., a Delaware corporation, will be held on August 1, 2006 at 11:00 a.m. at our corporate offices, located at 59 LaGrange Street, Raritan, New Jersey 08869. This meeting is being held for the following purposes:

     o to elect five directors to the board of directors to hold office for the following year and until their successors are elected;

     o    to ratify the appointment of KBL, LLP as our independent auditors; and

     o to transact such other business as may properly come before the meeting or any adjournments.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. The board of directors has fixed the close of business on June 9, 2006, as the record date for determining those shareholders who will be entitled to notice of and to vote at the meeting and any adjournment. You may examine a list of the shareholders of record as of the close of business on June 9, 2006, for any purpose germane to the meeting during the ten-day period preceding the date of the meeting at our corporate offices, located at 59 LaGrange Street, Raritan, New Jersey 08869.

                             YOUR VOTE IS IMPORTANT

Even if you plan to attend the meeting, please sign, date and return the enclosed proxy card in the envelope provided so that your vote will be counted if you later decide not to attend the meeting. No postage is required if the proxy card is mailed in the United States.

                  BY ORDER OF THE BOARD OF DIRECTORS


                   /s/ Joseph Nordgaard, Chief Executive Officer

Raritan, New Jersey
June 23, 2006

                                  WI-TRON, INC.

                               59 LAGRANGE STREET
                            RARITAN, NEW JERSEY 08869

                                 PROXY STATEMENT

                               GENERAL INFORMATION


INFORMATION ABOUT PROXY SOLICITATION

This proxy statement is being furnished to holders of shares of common stock, $.0001 par value per share, of Wi-Tron, Inc., a Delaware corporation (the "Company"), in connection with solicitation of proxies on behalf of our board of directors for use at the annual meeting of shareholders to be held at 11:00 a.m. Eastern Daylight Time on August 1, 2006, at our corporate offices, 59 LaGrange Street, Raritan, New Jersey 08869, and at any adjournment. The purpose of the meeting and the matters to be acted on are stated in the accompanying notice of annual meeting of shareholders. The board of directors currently knows of no other business that will come before the meeting.

The notice of annual meeting, proxy statement, and proxy card are being mailed to shareholders on or about June 23, 2006. We will bear the cost of its solicitation of proxies. The original solicitation of proxies by mail may be supplemented by personal interview, telephone, and facsimile by our directors, officers, and employees. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by any such persons, and we may reimburse those custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.

The board of directors is soliciting votes FOR our slate of nominees for election to the board of directors and FOR ratification of the appointment of the firm of KBL, LLP as our independent auditors.

INFORMATION ABOUT VOTING

Q:          WHY AM I RECEIVING THESE MATERIALS?

A:          The board of directors is providing these proxy materials for you in connection with our annual meeting of shareholders, which will take place on August 1, 2006. As a shareholder, you are invited to attend the annual meeting and to vote on the items of business described in this proxy statement.

Q:          WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A:          The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and the most highly paid executive officers, and certain other required information. A copy of our annual report on Form 10-KSB is also enclosed.

Q:          WHAT ITEMS OF BUSINESS WILL BE VOTED ON AT THE ANNUAL MEETING?

A:          The two items of business scheduled to be voted on at the annual meeting are (1) election of directors and (2) ratification of the independent auditors. We will also consider any other business that properly comes before the annual meeting.

Q:          HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A:          The board of directors recommends that you vote your shares FOR each of the nominees to the board on the proxy card included with this proxy statement and FOR ratification of the independent auditors.

Q:          WHAT SHARES CAN I VOTE?

A:          You may vote all shares owned by you as of the close of business on
June 9, 2006, the record date. These shares include (1) shares held directly in your name as a shareholder of record and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A:          Many of our shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

            If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to the board of directors or to vote in person at the meeting. The board of directors has enclosed or sent a proxy card for you to use.

            If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker or nominee how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker or nominee that holds your shares, giving you the right to vote the shares. Your broker or nominee has enclosed or provided voting instructions for you to use in directing the broker or nominee how to vote your shares.

Q:          HOW CAN I ATTEND THE ANNUAL MEETING?

A:          You are entitled to attend the annual meeting only if you were a shareholder of our company or joint holder as of the close of business on June 9, 2006, or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are not a record holder but hold shares through a broker or nominee (that is, in "street name"), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to June 9, 2006, a copy of the voting instruction card provided by your broker or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the annual meeting. The annual meeting will begin promptly at 11:00 a.m. Eastern Daylight Time. Check-in will begin at 10:30 a.m., and you should allow ample time for the check-in procedures.

Q:          HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A:          You may vote in person at the annual meeting any shares that you hold as the shareholder of record. You may only vote in person shares held in street name if you obtain from the broker or nominee that holds your shares a "legal proxy" giving you the right to vote the shares.

Q:          HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A:          Whether you hold shares directly as the shareholder of record or beneficially in street name, you may without attending the meeting direct how your shares are to be voted. If you are a shareholder of record, you may vote by granting a proxy. If you hold shares in street name, you may vote by submitting voting instructions to your broker or nominee. Each record holder of Company common stock may submit a proxy by completing, signing, and dating a proxy card and mailing it in the accompanying pre-addressed envelope. Each shareholder who holds shares in street name may vote by mail by completing, signing, and dating a voting instruction card provided by the broker or nominee and mailing it in the accompanying pre-addressed envelope.

Q:          CAN I CHANGE MY VOTE?

A:          You may change your vote at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a "legal proxy" from your broker, or nominee giving you the right to vote your shares, by attending the meeting and voting in person. You may also change your vote by sending a written notice of revocation to Joe Nordgaard, Chief Executive Officer, Wi-Tron, Inc., 59 LaGrange Street, Raritan, New Jersey 08869.

Q:          WHO CAN HELP ANSWER MY QUESTIONS?

A:          If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact Joe Nordgaard at Wi-Tron, Inc., 59 LaGrange Street, Raritan, New Jersey 08869, tel. (908) 253-6870, email joe.nordgaard@wi-tron.com.

            If you need additional copies of this proxy statement or voting materials, you should contact Joe Nordgaard as described above.

Q:          HOW ARE VOTES COUNTED?

A:          In the election of directors, you may vote FOR all of the five nominees or you may direct your vote to be WITHHELD with respect to one or more of the five nominees. With respect to ratification of the independent auditors, you may vote FOR, AGAINST or ABSTAIN. If you vote ABSTAIN, it has the same effect as a vote AGAINST. If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors (FOR all of our nominees and FOR ratification of the independent auditors and, in the discretion of the proxy holders, on any other matters that properly come before the meeting). If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:          WHAT IS A QUORUM AND WHY IS IT NECESSARY?

A:          Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of our capital stock outstanding on June 9, 2006 is necessary to constitute a quorum. Under the Delaware General Corporation Law and our articles of incorporation and by-laws, abstentions and broker non-votes (when your shares are held in "street name" and you do not tell the nominee how to vote your shares) are treated as present for purposes of determining whether a quorum exists.

Q:          WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A:          In the election of directors, the three persons receiving the highest number of FOR votes at the annual meeting will be elected. Accordingly, abstentions and broker non-votes do not have the effect of a vote for or against the election of any nominee. You do not have the right to cumulate your votes.

            All other proposals require the affirmative FOR vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. Accordingly, abstentions on other proposals will have the same effect as a vote against the proposal. Broker non-votes will not have the effect of a vote for or against other proposals.

Q:          WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A:          You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q:          WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A:          We intend to announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-QSB for the fiscal quarter ending September 30, 2006.

Q:          WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL
            MEETING?

A:          Other than the two items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. However, if you grant a proxy, the persons named as proxy holders, Joseph Nordgaard, our Chief Executive Officer, and John Chase Lee, our president, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the board of directors.

Q:          WHAT SHARES ARE ENTITLED TO BE VOTED?

A:          Each share of our common stock and each share of our Series C
Convertible preferred stock issued and outstanding as of the close of business on June 9, 2006, the record date, is entitled to be voted on all items being voted at the annual meeting, with each share being entitled to one vote. On the record date, 45,678,267 shares of voting stock issued and outstanding, including 32,078,267 shares of common stock and 13,600,000 shares of Series C Convertible preferred stock.

Q:          WHO WILL COUNT THE VOTES?

A:          ADP will present us with a list of votes.

Q:          IS MY VOTE CONFIDENTIAL?

A:          Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within our company or to anyone else, except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation.

Q:          WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING?

A:          The board of directors is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. Certain of our directors, officers and employees, without any additional compensation, may also solicit your vote in person, by telephone or by electronic communication. On request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF SHAREHOLDERS?

A:          You may submit proposals for consideration at future shareholder meetings. However, in order for a shareholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, the written proposal must be received by us no later than February 23, 2007. Such proposals also will need to comply with Securities and Exchange Commission regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

                            PROPOSALS TO BE VOTED ON

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

The board of directors is proposing a slate of directors consisting of five incumbent directors. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR EACH OF THESE NOMINEES.

THE NOMINEES

The nominees are listed below:


          NAME                                    AGE          DIRECTOR SINCE
          ----                                    ---          --------------
          Joseph Nordgaard                         49          2006

          John Chase Lee                           76          2005

          Tarlochan Bains                          56          1995

          Jessica Hye Lee                          44          2005

          Mikio Tajima                             72          2005

 John Chase Lee is not related to Jessica Hye Lee.

It is the intention of the persons named in the accompanying proxy card to vote all shares of common stock for which they have been granted a proxy for the election of Mark S. Elliott, Kevin J. Hasenfus, and Robert N. Yearwood, each to serve as a director until the next annual meeting of shareholders and until his successor has been duly elected and qualified. All the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the annual meeting, if any of the nominees named above is not available to serve as director (an event that the board of directors does not currently have any reason to anticipate), all proxies will be voted for any one or more other persons that the board of directors designates. The board of directors believes that it is in the best interests of our company to elect the above-described slate of directors.

INFORMATION ABOUT THE NOMINEES

Joseph Nordgaard was appointed Chief Executive Officer and Director on June 1, 2006. From October 2005 to June 1, 2006, he served as a consultant to the Company. Since 2002, Mr. Nordgaard has served as president and a member of Spectral Advantage LLC, a wireless consulting firm. From 1999 to 2002, he helped create the cdma450 industry, which utilizes a version of cdma2000 technology designed to operate in the 450 MHz band. He served as head of Lucent Technologies Worldwide Business Development and Strategy for cdma450. During this period, Mr. Nordgaard and his family moved to London, England for two years to help serve as a seconded technical and marketing advisor to Inquam Ltd. a wireless investment company for 450 MHz spectrum licenses. Mr. Nordgaard currently serves on the Board of the IA450 Association, which supports and promotes the use of cdma450 technology around the world. He has also been a member or participant in the following international industry bodies:

ETSI, CEPT, ECITA, CDG, CITEL, ITU-D, ITU-8F, and PCIA. Mr. Nordgaard has over 20 years of experience in the wireless technology field, and, among other achievements, has provided wireless technology advice to the U.S. in connection with post-War spectrum planning in Iraq. Mr. Nordgaard was also recently awarded a "Gold Medal of Honor" from Huawei Technologies, of Shanghai, China for his efforts in introducing Huawei to the cdma450 industry. This was the first time this award was given to a non-Huawei employee. In 1983, Mr. Nordgaard received an M.S. in Computer Science from Monmouth University, in 1981 he received an A.S. in Computer Science from College of Staten Island, State University of New York ("SUNY"), and in 1979 Mr. Nordgaard received a B.S. from Syracuse University, SUNY. He has also been awarded two patents in the field of telecommunications. He is an Eagle Scout and has served as an Assistant Scout Master in London and in New Jersey. He currently lives in New Jersey has been married for 25 years and has two children.

John Chase Lee has served as President, and a Director since June 2005. From June 2005 to June 1, 2006, he also served as Chief Executive Officer. From November 2004 to June 2005, he served solely as a director. From January 2000 to the present, he has served as President of Tek Ltd., a distribution company doing most of its business in South Korea. Mr. Lee has had many and diverse executive positions and business ownership experiences, including Executive Director, Prospect Park - Bay Ridge YMCA, New York; Vice President - Sales, Tae Han Television, New York City, and President, ABCD Corporation, New Jersey (modular home buildings). Mr. Lee has three Masters (M. Div from Princeton Seminary, M.A. from U of Oregon, and MCRP from Rutgers University).

Tarlochan Bains has served as Vice President - Amp Division since June 2005. He has served as a Director since 1995. From November 2004 to June 2005, Mr. Bains served as Chief Executive Officer and Treasurer. From March 2000 to November 2004, he served as Vice President of Operations. From 1991 through March 2000, he was the Company's Vice President of Sales and Marketing. Previously, Mr. Bains was Technical Manager at Land Rover in Solihull, England. He has a Higher National Diploma in Mechanical Engineering from Hatfield Polytechnic, England and a Masters Degree in Automotive Engineering from Cranfield Institute of Technology, England. Mr. Bains is the brother of Devendar S. Bains and the brother-in-law of Nirmal Bains.

Jessica Hye Lee has served as Chief Financial Officer, Secretary, and a Director since June 2005. From November 2004 to June 2005, she served as Secretary and director. Since 1997, Ms. Lee has been managing and operating her own accounting firm in Princeton, NJ, and has assisted with accounting and finance for number of companies in New Jersey. Ms. Lee received a BA from Yonsei University in Seoul, Korea, and an MBA from Rutgers University.

Mikio Tajima has served as a Director since November 2005. From 1961 to 1994, Mr. Tajima held several positions with the United Nations, mostly in economic development. His last position held was Director of Economic Policy and Social Development at U.N headquarters. He received a B.A. in Economics and International Relations both in Japan and U.C. in Berkeley, CA, and a M.A. from Columbia University in International Administration and Organization.

COMMUNICATIONS FOR OUR SHAREHOLDERS TO THE BOARD OF DIRECTORS

Our board of directors recommends that shareholders direct to our corporate secretary any communications intended for the board of directors. Shareholders can send communications by e-mail to info@wi-tron.com, or by mail to Board of Directors, Wi-Tron, Inc., 59 LaGrange Street, Raritan, New Jersey 08869.

This centralized process will assist the board in reviewing and responding to shareholder communications in an appropriate manner. If a shareholder wishes to direct any communication to a specific board member, the name of that board member should be noted in the communication. The board of directors has instructed the assistant corporate secretary to forward shareholder correspondence only to the intended recipients, but the board has also instructed Joe Nordgaard, our Chief Executive Officer, to review all shareholder correspondence and, in his discretion, not forward any items that he deems to be of a commercial or frivolous nature or otherwise inappropriate for the board's consideration.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, John Chase Lee, Jessica Hye Lee, Tarlochan Bains, Devendar S. Bains, and Joseph Nordgaard did not timely file reports under
Section 16(a). Except for Joesph Nordgaard, all required reports have since been filed.

CODE OF ETHICS

We have adopted a code of ethics relating to financial management (for its principal executive officer and its senior financial officers). A copy of the code of ethics is available on our website, www.wi-tron.com. Violations of our code of ethics may be reported to the board of directors.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth the aggregate compensation paid by the Company for the years ended December 31, 2005, 2004 and 2003 for its Chief Executive Officer and Vice President, respectively. Each non-employee director of the Company is entitled to receive reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors of the Company.

                                                                                                       LONG-TERM
                                                                                                      COMPENSATION
                                                                                                AWARDS               PAYOUTS
                                                                                         --------------------    --------------

                                                     ANNUAL COMPENSATION                              SECURITIES
                                           ------------------------------------------   RESTRICTED   UNDERLYING             ALL
NAME AND PRINCIPAL POSITION                                              OTHER ANNUAL     STOCK       OPTIONS/   LTIP     OTHER
---------------------------         YEAR   SALARY ($)     BONUS ($)      COMPENSATION     AWARDS      SARS (#)   PAYOUT    COMP
                                    ----   ----------     ---------      ------------     ------      --------   ------    ----
John C. Lee                         2005      $24,000         --
Chief Executive Officer
And Director

Devendar S. Bains,                  2005  $ 121,000(6)        --         $20,000 (1)
Chief Technology Officer            2004   $140,250(5)        --         $20,000 (1)
                                    2003   $162,000(2)        --         $20,000 (1)


Tarlochan Bains,                    2005    $90,000(7)        --
Vice President                      2004   $100,000(4)        --
and Director                        2003   $100,000(3)        --

(1) Represents payment for health insurance and automobile insurance/lease payments on behalf of such individual but does not include deferred compensation.
(2) Of the salary, $22,293 was paid and $139,707 was accrued but not paid in the year ended December 31, 2003. Does not include $50,000 paid to Nirmal Bains, the wife of Devendar Bains.
(3) Of the salary, $55,719 was paid and $44,281 was accrued but not paid in the year ended December 31, 2003.
(4)  Of the salary, $9,331 was accrued but unpaid at December 31, 2004.
(5) Of the salary, $58,000 was accrued but unpaid at December 31, 2004. Does not include $50,000 paid to Nirmal Bains, the wife of Devendar Bains.
(6) Of the salary, $46,000 was accrued but unpaid at December 31, 2005. Does not include $50,000 paid to Nirmal Bains, the wife of Devendar Bains.
(7)  Of the salary, $10,000 was accrued but unpaid at December 31, 2005.

COMPENSATION OF DIRECTORS

We do not currently compensate our directors. Furthermore, whereas we may in the future compensate non-employee directors, we anticipate that we will not compensate for their services as director those of our directors who are employees.

EMPLOYMENT AGREEMENTS

On May 26, 2006, the Company entered into an employment agreement with Joseph Nordgaard appointing Mr. Nordgaard as our Chief Executive Officer for a term of three years commencing on June 1, 2006. The employment agreement also provides that Mr. Nordgaard serve as a director. Pursuant to the agreement, John Chase Lee, the Registrant's current Chief Executive Officer resigned simultaneously with Mr. Nordgaard's appointment. Mr. Lee shall remain as President and Chairman of the Board of Directors. The terms of the employment agreement provide for a $130,000 annual base salary. The Company will issue to Mr. Nordgaard 900,000 incentive stock options exercisable at a price to be determined by the Registrant's Board of Directors and the 2005 Stock Option Plan, and 1,100,000 five-year warrants to purchase the Registrant's common stock, exercisable at $.20 per share. Additional options may be issued upon certain milestones and as determined by the Registrant's Board of Directors.

The Company is currently negotiating employment agreements for Devendar S. Bains (Vice President - Product Development), and Tarlochan Bains (Vice President - Business Development).

STOCK OPTION PLANS AND AGREEMENTS

         Option Plan - In May 1996, the Directors of the Company adopted and the stockholders of the Company approved the adoption of the Company's 1996 Stock Option Plan (the "1996 Option Plan"). The 1996 Option Plan provided for the issuance of 2,225,000 options. The purpose of the 1996 Option Plan was to enable the Company to encourage key employees and Directors to contribute to the success of the Company by granting such employees and Directors incentive stock options ("ISOs") or non-qualified stock options ("NQOs").

         On October 19, 2005, the Company's stockholders and Directors amended and renewed the 1996 Option Plan, designated the 2005 Stock Option Plan (the "2005 Option Plan"), which provided for the issuance of up to 5,000,000 options. The 2005 Option Plan will be administered by the Board of Directors or a committee appointed by the Board of Directors (the "Committee") which will determine, in its discretion, among other things, the recipients of grants, whether a grant will consist of ISOs, NQOs or a combination thereof, and the number of shares to be subject to such options.

         The 2005 Option Plan provides for the granting of ISOs or NQOs to purchase Common Stock at an exercise price to be determined by the Board of Directors or the Committee not less than the fair market value of the Common Stock on the date the option is granted.

         The total number of shares with respect to which options may be granted under the Option Plan is currently 5,000,000. Options may not be granted to an individual to the extent that in the calendar year in which such options first become exercisable the shares subject to such options have a fair market value on the date of grant in excess of $100,000. No option may be granted under the Option Plan after October 2015 and no option may be outstanding for more than ten years after its grant. Additionally, no option can be granted for more than five (5) years to a stockholder owning 10% or more of the Company's outstanding Common Stock and such options must have an exercise price of not less than 110% of the fair market value on the date of grant.

         Upon the exercise of an option, the holder must make payment of the full exercise price. Such payment may be made in cash or in shares of Common Stock, or in a combination of both. The Company may lend to the holder of an option funds sufficient to pay the exercise price, subject to certain limitations.

         The Option Plan may be terminated or amended at any time by the Board of Directors, except that, without stockholder approval, the Option Plan may not be amended to increase the number of shares subject to the Option Plan, change the class of persons eligible to receive options under the Option Plan or materially increase the benefits of participants.

         As of December 31, 2005, 1,400,000 options to purchase Common Stock under the 1996 Option Plan were granted and/or reserved to certain employees, and no options were issued under the 2005 Option Plan. The options are exercisable at between $.15 and $0.20 and expire on at various dates through 2009. No determinations have been made regarding the persons to whom options will be granted in the future, the number of shares which will be subject to such options or the exercise prices to be fixed with respect to any option.

Other Options

         On January 13, 2006, the Company issued an option to purchase 1,000,000 shares of common stock at an exercise price of $.20 per share for legal services rendered.

LIMITS ON LIABILITY AND INDEMNIFICATION

Our articles of incorporation eliminate the personal liability of our directors to the fullest extent permitted by law. The articles of incorporation further provide that the Company will indemnify its officers and directors to the fullest extent permitted by law. We believe that this indemnification covers at least negligence and gross negligence on the part of the indemnified parties. Insofar as indemnification for liabilities under the Securities Act may be permitted to our directors, officers, and controlling persons under the foregoing provisions or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 9, 2006, the beneficial ownership of our common stock (i) by the only persons who are known by us to own beneficially more than 5% of our common stock; (ii) by each director and executive officer; and (iii) by all directors and officers as a group. Percentage ownership assumes all vested warrants and options are fully exercised, and all preferred stock is converted, and is based on 32,078,267 shares of common stock issued and outstanding as of March 31, 2006.

   Name and Address of                     Shares of Common                     Percentage
   Beneficial Owner*                        Stock Owned (1)                     Ownership
   ----------------                         ------------                        ---------
   Joseph Nordgaard                            500,000                              1.6%

   John Chase Lee                           14,180,632 (2)                         32.6%

   Jessica Hye Lee (3)                         800,000 (3)                          2.5%

   Tarlochan Bains                               1,726                               <1%

   Devendar S. Bains                         3,012,985 (4)                          9.1%

   Joong Bin Lee (5)                             ---                                ---

   Mikio Tajima                                  ---                                ---

   Harris Freedman                           2,309,525 (6)                          7.2%
   1241 Gulf of Mexico Dr.
   Longboat Key, FL 34228

   Jerome Belson                             2,240,000                              7.0%
   495 Broadway
   New York, NY

   GRQ Consultants, Inc.                     1,700,000 (7)                          5.3%
   595 S. Federal Highway
   Boca Raton, FL 33432

   James Davidson                            1,525,000                              4.7%
   321 South Saint Asaph St.
   Alexandria, VA 22314

   Craig Bird                                3,205,549                             9.98%
   c/o Segue Ventures, LLC
   261 Old York Road, Suite 218
   Jenkintown, PA  19046

   All Officers and Directors               18,670,343                             45.8%
   as a Group (7 persons)

   *   Unless otherwise indicated, the address of all persons listed in this section is c/o Wi-Tron, Inc., 59 LaGrange Street, Raritan, NJ 08869

(1) Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities and Exchange Commission. Percentages are based on the total number of shares outstanding at June 9, 2006, plus the total number of shares underlying outstanding options, warrants and preferred stock held by each person that are exercisable or convertible within 60 days of such date. Shares issuable upon exercise of outstanding options and warrants, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Represents (a) 109,400 shares of common stock held jointly with Mr. Lee's spouse, (b) 625,000 shares of common stock held by Mr. Lee's spouse, of which Mr. Lee disclaims beneficial ownership, (c) 646,232 shares of common stock held by Axxon Corporation, a company wholly owned by Mr. Lee, and (d) 128,000 shares of Series C Convertible Preferred Stock, which is convertible into 12,800,000 shares of common stock at any time. John Chase Lee is not related to Jessica Hye Lee.

(3) Represents 8,000 shares of Series C Convertible Preferred Stock, which is convertible into 800,000 shares of common stock at any time. Jessica Hye Lee is the wife of Joong Bin Lee, and is not related to John Chase Lee.

(4) Includes (a) options to purchase 1,000,000 shares of common stock held by Mr. Bains, and (b) options to purchase 50,000 shares of common stock within 60 days, and 28,173 shares of common stock held by Mr. Bains' spouse.

(5) Represents (a) 1,173,901 shares held by Bridge Ventures, Inc., of which Mr. Freedman is an officer, (b) 927,124 shares held by Annelies Freedman IRA, Mr. Freedman's spouse, and of which Mr. Freedman disclaims beneficial ownership, (c) 86,600 shares held by Harris Freedman, IRA, (c) 69,900 shares held by SMACS Holding Corp., of which Mr. Freedman is an officer, and (d) 52,000 shares held by Mr. Freedman individually.

(7) Represents shares of common stock held by GRQ Consultants, Inc. 401K Plan, of which Mr. Honig is sole trustee.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Devendar S. Bains, Vice President - Product Development and former Chief Executive Officer agreed to defer $46,000 (2005) and $58,000 (2004) of salaries to help the Company with its cash flow. Tarlochan Basins, current VP- Business Development also agreed to defer $10,000 of salaries. In 2004, Devendar S. Bains loaned the Company an additional $37,991 and was repaid $4,500. As of December 31, 2005, the Company owed $345,842 to the Devendar S. Bains for loans ($97,501) and accrued salaries ($248,341) and owed other officers an aggregate of $77,358 for accrued salaries. The total due to all officers combined at December 31, 2005 was $416,200.

Transactions between the Company and its officers, directors, employees and affiliates will be on terms no less favorable to the Company than can be obtained from unaffiliated parties. Any such transactions will be subject to the approval of a majority of the disinterested members of the Board of Directors.


                                  PROPOSAL TWO:
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

INDEPENDENT AUDITORS

KBL, LLP has been our principal accounting firm since 2002. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES FOR RATIFICATION OF SELECTION OF KBL, LLP AS OUR INDEPENDENT AUDITORS FOR THE 2006 FISCAL YEAR.

We do not anticipate that representatives of KBL, LLP will attend the annual meeting.

AUDIT COMMITTEE

We do not have a formal audit committee. The board, in lieu of a formal audit committee, reviews, among other matters, the professional services provided by the Company's independent auditors, the independence of such auditors from management of the Company, the annual financial statements of the Company and the Company's system of internal accounting controls. The audit committee also reviews such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as may be brought to its attention. The audit committee adopted an audit committee charter in 2002 and intends to adopt a new charter, which conforms to the requirements of the Sarbanes-Oxley Act of 2002.

The financial expert on the board of directors is Jessica Hye Lee, a certified public accountant with over 20 years of experience.

The board, in lieu of a formal audit committee has reviewed and discussed the audited financial statements included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

For the year ended December 31, 2005, the Company incurred professional fees to its auditors in the amount of $41,092, all of which related to auditing and quarterly review services. No non-audit services have been provided to the Company by its current auditor.

Each non-employee director of the Company is entitled to receive reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors of the Company. Directors who are employees of the Company are not paid any fees or other remuneration for service on the Board or any of the committees. Each non-employee director may receive options to purchase Common Stock or other remuneration. The members of the Board of Directors intend to meet at least quarterly during the Company's fiscal year, and at such other times duly called.

                                  OTHER MATTERS

We are not aware of any matters to be presented at the Annual Meeting other than those described in this proxy statement. However, if other matters which are not known a reasonable time before the solicitation should come before the Annual Meeting, it is intended that the holders of proxies solicited hereby will vote on such matters in their discretion.

A COPY OF THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.


                                        ***

                         By Order of the Board of Directors


                         /s/ Joseph Nordgaard, Chief Executive Officer

Dated:  June 23, 2006

                                  WI-TRON, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                 AUGUST 1, 2006

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Joseph Nordgaard and John Chase Lee, and each of them, with full power of substitution, to vote, as a holder of the common stock, par value $0.0001 per share ("Common Stock"), of Wi-Tron, Inc., a Delaware corporation (the "Company"), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the 2006 Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held at the Company's corporate offices at 59 LaGrange Street, Raritan, New Jersey 08869, on August 1, 2006 at 11:00 a.m. EDT, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

         THE BOARD OF DIRECTORS RECOMMENDS THE VOTE FOR THE ELECTION OF THE

NOMINEES FOR DIRECTORS NAMED BELOW AND PROPOSAL 2.

1. Election of Directors: Joseph Nordgaard, John Chase Lee, Tarlochan Bains, Jessica Hye Lee, and Mikio Tajima.

               FOR ALL NOMINEES [_] WITHHOLD FOR ALL NOMINEES [_]

If you do not wish your shares voted FOR a nominee, draw a line through that person's name above.

2. Proposal to ratify the appointment of the independent auditors.

                         FOR [_] AGAINST [_] ABSTAIN [_]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

            THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE,
               SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

                                  BACK OF CARD

PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NAMED NOMINEES AS DIRECTORS AND PROPOSAL 2 AS DESCRIBED ON THE REVERSE SIDE OF THIS CARD.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder's attendance at the Annual Meeting will not by itself revoke a proxy given by the stockholder.

(Please sign exactly as the name appears below. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.)

          Dated:
                  ----------------------------    ---------------------------
                                                  Signature

          -----------------------------------

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



------------------------------------------

Signature, if held by joint owners